Note 20 - Business Acquisition - Pro Forma Information (Details) - Merger of Liberty Bank, N.A. into The Middlefield Banking Company [Member] - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2017
Net interest income		$ 10,354
Noninterest income		744
Net income		$ 2,625
Net interest income	$ 40,448		$ 37,646
Noninterest income	3,728		4,920
Net income	$ 12,431		$ 8,438
Basic (in dollars per share)	$ 3.85		$ 2.79
Diluted (in dollars per share)	$ 3.83		$ 2.77